Exhibit 99.2

PART II, Item I - "Legal Proceedings" of a Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 filed by Titanium Metals Corporation (File No. 0-28538)

       Reference is made to TIMET's 1997 Annual Report and subsequent Quarterly Reports on Form 10-Q for descriptions of certain previously-reported legal proceedings.



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